                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  April 20, 1995

                             GANDER MOUNTAIN, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)

                                   Wisconsin
               --------------------------------------------------
                 (State or other jurisdiction or incorporation)

     0-14579                                      39-1742710
 --------------                            ----------------------
(Commission File                            (I.R.S. Employer I.D.
    Number)                                         No.)

       Highway W, P.O. Box 128
         Wilmot, Wisconsin                          53192
- ------------------------------------       ----------------------
(Address of Principal Executive                   (Zip Code)
          Offices)

                                  414-862-2331
               --------------------------------------------------
              (Registrant's telephone number; including area code)

Item 5. Other Events.

           On April 20, 1995, Gander Mountain, Inc. made a press release in the form attached hereto as Exhibit A announcing its third quarter earnings results and certain other matters, including a one-time charge of $11.5 million. A copy of the press release is attached hereto and incorporated herein by reference.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GANDER MOUNTAIN, INC.
Date:  May 15, 1995
                                     BY Ralph Freitag
                                        ---------------------------------------
                                        Ralph Freitag, Chief Executive Officer

                                   EXHIBIT A


FOR IMMEDIATE RELEASE

                GANDER MOUNTAIN ANNOUNCES THIRD QUARTER RESULTS;
                   TAKES SPECIAL PRE-TAX CHARGE PRIMARILY IN
                    CONNECTION WITH ITS CATALOG OPERATIONS.

                           ------------------------

                BOARD ANNOUNCES SEVERAL MANAGEMENT APPOINTMENTS

           Wilmot, Wis., April 20, 1995-Gander Mountain, Inc, (NASDAQ: GNDR) today said results for the third quarter of fiscal 1995 include a special pre-tax charge of $11.5 million primarily in connection with its catalog operations. The company had announced last month that it was considering a special charge pending review of its operating systems and year-to-date results.

           To hasten its return to profitability and to realize its long-term potential, the company's Board of Directors also announced that David Lubar has been appointed Chairman of the Board, Ralph Freitag has been appointed Acting Chief Executive Officer, while Joseph Lawler continues as President and has been appointed Chief Operating Officer.

           For the thirteen weeks ended April 1, 1995, consolidated net sales were $43.4 million, up 7.0 percent from $40.5 million in the third quarter ended April 2, 1994. Gross profit was $12.8 million versus $12.5 million in the year-ago quarter, an increase of 1.8 percent. Gross margin was 29.4 percent in the quarter compared to 30.9 percent in the year-ago quarter, due to unfavorable assortment mix and more competitive pricing in the January Sale and Spring General catalogs. Operating loss, excluding the special charge, was $6.8 million compared with $1.6 million loss in the year-ago quarter. Net loss, excluding the special charge, was $5.1 million versus $1.3 million in the year-ago quarter.

           For the first three quarters of fiscal 1995, net sales were $243.9 million versus $197.0 million last year, an increase of 23.8 percent. Gross profit was $79.4 million versus $64.4 million last year, an increase of 23.2 percent. Gross margin was 32.5 percent compared to 32.7 percent and operating income, excluding the special charge, was $4.4 million compared with $7.0 million last year. Excluding the special charge, net income was $0.6 million versus $3.1 million. Net income for the first three quarters of fiscal 1994 excludes a gain of $0.1 million for adoption of Financial Accounting Standard 109, "Accounting for Income Taxes."


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

GANDER MOUNTAIN, INC.
ADD -1-

           "The $11.5 million special charge includes write-downs of $5.0 million for internally generated software for the company's Denali computer system and $4.5 million for aged inventory," Freitag said. The order management module of the computer system did not perform up to specifications during final testing, and it was decided to discontinue the software development. The inventory consists mainly of apparel products discontinued in the company's regular catalog operations and reflects a more aggressive posture
with respect to managing aged inventory.   The remainder of the charge is
related to organizational changes.

           As previously announced, catalog results were affected by soft sales in the Spring General catalog due to reduced assortments and poor in-stock condition of the January Sale catalog, which resulted in lost sales and higher operating costs. In the third quarter of fiscal 1995, catalog net sales were $27.3 million versus $29.5 million in the year-ago quarter, a decrease of 7.5 percent.

           Retail sales in the third quarter of fiscal 1995 were $16.0 million, an increase of 44.8 percent from $11.1 million in the third quarter of fiscal 1994 which resulted from new store sales and a 3 percent increase in comparable store sales, those stores open for thirteen months. "Sales from all stores continue to reflect strong customer acceptance," Freitag said. During the current quarter, Gander Mountain had 11 retail stores open versus 8 in the year-ago quarter.

           Freitag said, "We are pleased with the results of our retail store performance and expect to have 17 stores in operation by the end of calendar 1995." New stores in Grand Rapids and Saginaw, Michigan and LaCrosse, Wisconsin, are scheduled to open in May. Taylor and Pontiac, Michigan stores will open during the summer, and a new store in Maple Grove, Minnesota is planned for the fall.

           Commenting on projected results for the fiscal year ended June 30, 1995, Freitag stated that the company anticipates a net loss, excluding the $11.5 million special charge, of approximately $3.0-$3.5 million. This loss reflects the unfavorable catalog results, a $1.2 million change in accounting for store pre-opening expenses and the company's anticipated, traditional fourth quarter loss. Freitag noted, "Our immediate focus is to return our catalog operations to solid profitability while continuing to expand our retail operations."

           David Lubar, a significant shareholder and director of the company since 1984, will assume the position of Chairman of the Board and will assist the management team by addressing key strategic issues and monitoring overall performance. He will chair a committee of the Board of Directors to search for a new Chief Executive Officer with a record of strong performance in retailing.

           Ralph Freitag, a director and officer since acquiring the company in 1984, will assume responsibility as Acting Chief Executive Officer and oversee retail and catalog operations. Joseph Lawler, a director and officer of the company since 1992, will continue as President, and assume the duties of Chief Operating Officer with responsibility for catalog profitability and all catalog merchandising, marketing, creative and inventory control activities.

           As part of the corporate appointments, Freitag also announced the promotion of Kenneth Bloom to Executive Vice President and Chief Financial Officer with additional responsibility for Information Technology.

           In addition to these executive appointments, yesterday Gander Mountain announced that William End, formerly President and Chief Executive Officer of Lands' End Inc., joined the company's Board of Directors, effective April 19, 1995.

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

GANDER MOUNTAIN, INC.
ADD -2-


           "It is our strong belief that these changes will assist the company in achieving significant improvement in profitability and an increase in stockholder equity in fiscal 1996," noted Freitag.

           Gander Mountain, Inc. is a customer-oriented merchandiser serving the outdoor recreation market through catalogs and retail stores. The company is recognized as the leading catalog and specialty retailer of functional outerwear, footwear and equipment for the hunting, fishing, and camping enthusiast.


       FOR FURTHER INFORMATION ON GANDER MOUNTAIN FREE OF CHARGE VIA FAX,
                 DIAL 1-800-PRO-INFO AND ENTER THE NUMBER 001.





                               TABLES FOLLOW....

GANDER MOUNTAIN, INC.
ADD -3-

                             GANDER MOUNTAIN, INC.

                            STATEMENT OF OPERATIONS
                      (In thousands except per share data)

                                                    Unaudited
                                -----------------------------------------------------
                                   13 weeks ended                 39 weeks ended
                                ---------------------          ----------------------
                                April 1,     April 2,          April 1,      April 2,
                                 1995         1994              1995          1994
                                --------     --------          --------      --------
Sales:
     Catalog                   $ 27,340      $29,477           $173,414      $148,380
     Retail                      16,015       11,057             70,481        48,583
                                -------       ------            -------       -------

Net Sales                      $ 43,355      $40,534           $243,895      $196,963
                                =======       ======            =======       =======

Gross Profit                     12,757       12,529             79,380        64,428

     Operating Expense           19,605       14,126             75,029        57,403
     Special Charge              11,510            -             11,510             -
                                -------       ------            -------       -------

Operating Income (Loss)         (18,358)      (1,597)            (7,159)        7,025

     Other Expenses               1,453          623              3,431         1,871
                                -------       ------            -------       -------

Income (Loss) before taxes      (19,811)      (2,220)           (10,590)        5,154

     Income taxes                (7,689)        (888)            (3,936)        1,935
                                -------       ------            -------       -------

Net income (Loss)               (12,122)      (1,332)            (6,654)        3,219  *

Preferred Stock dividends          (278)        (139)              (831)         (154)
                                -------       ------            -------       -------

Net income (loss) available
to common shareholders         $(12,400)     $(1,471)          $ (7,485)     $  3,065
                                =======       ======            =======       =======

Net (loss) per common share:
     Primary                   $  (3.82)     $ (0.46)          $  (2.32)     $   0.96  *
                                =======       ======            =======       =======
     Fully diluted             $  (3.82)     $ (0.46)          $  (2.32)     $   0.92  *
                                =======       ======            =======       =======

Weighted average common and
common equivalent shares:
     Primary                      3,243        3,192              3,229         3,192
                                =======       ======            =======       =======
     Fully diluted                3,243        3,192              3,229         3,491
                                =======       ======            =======       =======


* Net income includes $120,000, or 4 cents per share cumulative effect of the adoption of FAS 109 during the first quarter.



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
GANDER MOUNTAIN, INC.
ADD -4-

                                             GANDER MOUNTAIN, INC.

                                Consolidated Condensed Comparative Balance Sheet
                                ------------------------------------------------
                                                       (In thousands)


                                                                                         Unaudited
                                                                                -----------------------------
                                                                                April 1,             April 2,
                                                                                 1995                  1994
                                                                                -------              --------

ASSETS
        Cash                                                                    $   2,924           $   2,090
        Accounts receivable                                                         8,875               5,132
        Inventory                                                                  85,866              62,205
        Other current assets                                                        7,011               7,321
                                                                                ---------           ---------
                TOTAL CURRENT ASSETS                                              104,676              76,748

        Fixed assets-net                                                           32,231              32,393
        Other assets                                                                  682                 498
                                                                                ---------           ---------
        TOTAL ASSETS                                                            $ 137,589           $ 109,639
                                                                                =========           =========

LIABILITIES & SHAREHOLDERS' EQUITY

        Accounts payable - trade                                                $  18,986           $  17,531
        Notes payable                                                              54,750              29,618
        Other current liabilities                                                   7,906               6,733
                                                                                ---------           ---------
                TOTAL CURRENT LIABILITIES                                          81,642              53,882

        Long-term debt                                                             19,500              19,400
        Other liabilities                                                           1,677               3,335
                                                                                ---------           ---------
        TOTAL LIABILITIES                                                         102,819              76,617

REDEEMABLE PREFERRED STOCK                                                         20,000              10,000
SHAREHOLDERS' EQUITY                                                               14,770              23,022
                                                                                ---------           ---------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                                        $ 137,589           $ 109,639
                                                                                =========           =========






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